Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events
Subsequent Events
(16)	Subsequent Events
On October 24, 2025, the Company and Viskase entered into the Merger Agreement Amendment as more fully discussed above in Note 14.
(15)	Subsequent Event

On December 19, 2024, a member of the special committee of the Board of Directors of Viskase Companies, Inc. (“Viskase”) contacted the Chairman of the Board to explore interest in a potential business combination transaction involving Viskase and the Company through a negotiated merger transaction or otherwise (a “Potential Transaction”) and to indicate that Viskase may formulate and submit a proposal with respect to a potential structure and terms for a Potential Transaction. The Viskase special committee member further indicated that it is the expectation of Viskase’s special committee that a special committee of independent directors of the Company will be established to consider Viskase’s proposal and such other terms of the Potential Transaction as may be considered and negotiated in the future.

On January 7, 2025, in addition to the appointment of a new director, Stephen T. Wills, the Board formed a special committee of independent directors (the “Special Committee”) and delegated full authority to the Special Committee to consider, negotiate and vote upon any Potential Transaction proposed, as well as any strategic alternatives that may be put forth with regard to the Potential Transaction. The Special Committee is comprised of Randolph Read and Stephen T. Wills. The Special Committee continues to consider the Potential Transaction and no assurances can be given that a definitive agreement will be reached or that a Potential Transaction will be consummated.